UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                        Exchange Act of 1934, as amended

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material under section 240.14a-12


                       THE ADVISORS' INNER CIRCLE FUND II
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

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     2)   Aggregate number of securities to which transaction applies:

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     3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4)   Proposed maximum aggregate value of transaction:

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     5)   Total fee paid:

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[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

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     2)   Form, Schedule or Registration Statement No.:

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     3)   Filing Party:

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     4)   Date Filed:

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

                         RSQ INTERNATIONAL EQUITY FUND
                                  A SERIES OF
                       THE ADVISORS' INNER CIRCLE FUND II
                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456

Dear Shareholder:

Enclosed is a notice, proxy statement and proxy card for a Special Meeting of Shareholders (the "Meeting") of the RSQ International Equity Fund (the "Fund"), a series of The Advisors' Inner Circle Fund II (the "Trust"). The Meeting is scheduled for June 27, 2016. If you are a shareholder of record of the Fund as of the close of business on May 13, 2016, you are entitled to vote at the Meeting, and any adjournment of the Meeting.

R Squared Capital Management L.P. ("RSQ"), founded in 2013 by Mr. Rudolph-Riad Younes and Mr. Richard Pell, currently serves as investment adviser to the Fund. At the Meeting, shareholders of the Fund will be asked to approve a new investment advisory agreement between the Trust, on behalf of the Fund, and RSQ (the "New Agreement"). The New Agreement has the same advisory fee as, and otherwise does not materially differ from, the prior advisory agreement between the Trust, on behalf of the Fund, and RSQ (the "Prior Agreement"). As discussed in more detail in the accompanying materials, you are being asked to approve the New Agreement because on May 31, 2016 Mr. Younes, who prior thereto served as Chief Executive Officer of RSQ and co-portfolio manager of the Fund, left the firm, and the redistribution of his RSQ ownership interests to other RSQ employees in connection therewith (the "Transaction") may have been considered to result in a change in control of RSQ under the Investment Company Act of 1940, as amended, and, accordingly, in the assignment and automatic termination of the Prior Agreement.

THE BOARD OF TRUSTEES OF THE TRUST HAS UNANIMOUSLY APPROVED THE NEW AGREEMENT AND RECOMMENDS THAT YOU VOTE "FOR" THE NEW AGREEMENT AS DESCRIBED IN THE PROXY STATEMENT.

YOUR VOTE IS IMPORTANT TO US. PLEASE TAKE A FEW MINUTES TO REVIEW THIS PROXY STATEMENT AND VOTE YOUR SHARES TODAY. We have enclosed a proxy card that we ask you to complete, sign, date and return as soon as possible, unless you plan to attend the Meeting and vote in person. You may also vote your shares by telephone. Please follow the enclosed instructions to utilize any of these voting methods.

If we do not receive your vote promptly, you may be contacted by a representative of the Fund, who will remind you to vote your shares.

Thank you for your attention and consideration of this important matter and for your investment in the Fund. If you need additional voting information, please call 1-866-530-8638 Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Sincerely,

/s/ Michael Beattie
-------------------
Michael Beattie
President

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE BY TELEPHONE, SHOULD YOU PREFER TO VOTE BY THIS METHOD.

                         RSQ INTERNATIONAL EQUITY FUND
                                  A SERIES OF
                       THE ADVISORS' INNER CIRCLE FUND II
                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 27, 2016

Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the RSQ International Equity Fund (the "Fund"), a series of The Advisors' Inner Circle Fund II (the "Trust"), will be held at the offices of SEI Investments Company, One Freedom Valley Drive, Oaks, PA 19456 on June 27, 2016, at 10:00 a.m., Eastern time.

At the Meeting, shareholders of record of the Fund will be asked to approve a new investment advisory agreement between the Trust, on behalf of the Fund, and R Squared Capital Management L.P. (the "New Agreement"), and to transact such other business, if any, as may properly come before the Meeting.

All shareholders are cordially invited to attend the Meeting and vote in person. However, if you are unable to attend the Meeting, you are requested to mark, sign and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the Meeting may be held and a maximum number of shares may be voted. In addition, you can vote easily and quickly by telephone. Your vote is important no matter how many shares you own. You may change your vote even though a proxy has already been returned by providing written notice to the Trust, by submitting a subsequent proxy by mail or telephone, or by voting in person at the Meeting.

Shareholders of record of the Fund at the close of business on May 13, 2016 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

     IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
                SHAREHOLDER MEETING TO BE HELD ON JUNE 27, 2016.

The proxy statement is available at
www.proxyonline.com/docs/rsqinternational.pdf.

                                             By Order of the Board of Trustees

                                             /s/ Michael Beattie
                                             -------------------
                                             Michael Beattie
                                             President

                         RSQ INTERNATIONAL EQUITY FUND
                                  A SERIES OF
                       THE ADVISORS' INNER CIRCLE FUND II
                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456

                                PROXY STATEMENT
                        SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 27, 2016

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees of The Advisors' Inner Circle Fund II (the "Trust") for use at the special meeting of shareholders of the RSQ International Equity Fund (the "Fund") to be held on Monday, June 27, 2016 at 10:00 a.m., Eastern time at the offices of SEI Investments Company, One Freedom Valley Drive, Oaks, PA 19456, and at any adjourned session thereof (such special meeting and any adjournment thereof are hereinafter referred to as the "Meeting"). Shareholders of record of the Fund at the close of business on May 13, 2016 (the "Record Date") are entitled to vote at the Meeting. The proxy card and this proxy statement are being mailed to shareholders on or about June 10, 2016.

The Trust currently offers two classes of shares of beneficial interest of the Fund ("Shares"): Institutional Class Shares and Investor Class Shares. Each full Share will be entitled to one vote at the Meeting and each fraction of a Share will be entitled to the fraction of a vote equal to the proportion of a full Share represented by the fractional Share. As of the Record Date, the Fund had the following Shares issued and outstanding:

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SHARE CLASS                                    SHARES ISSUED AND OUTSTANDING
--------------------------------------------------------------------------------
Institutional Class Shares                     4,680,502.536
--------------------------------------------------------------------------------
Investor Class Shares                          112,919.094
--------------------------------------------------------------------------------

As used in this proxy statement, the Trust's Board of Trustees is referred to as the "Board," and the term "Trustee" includes each trustee of the Trust. A Trustee who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), is referred to in this proxy statement as an "Independent Trustee."

          PROPOSAL: APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT

THE CHANGE IN CONTROL OF R SQUARED CAPITAL MANAGEMENT L.P. ("RSQ")

RSQ, founded in 2013 by Mr. Rudolph-Riad Younes and Mr. Richard Pell, is the investment adviser of the Fund. On May 31, 2016, in connection with the departure of Mr. Younes from the firm, RSQ purchased all of the RSQ ownership interests held by Mr. Younes and redistributed them to other RSQ employees (the "Transaction"). Prior to the Transaction, Mr. Younes served as Chief Executive Officer of RSQ and co-portfolio manager of the Fund, and owned over 25% of the RSQ ownership interests. Under the 1940 Act, any person who owns more than 25% of the voting securities of a company is presumed to control such company. Accordingly, the Transaction may have been considered to have resulted in a change in control of RSQ under the 1940 Act, resulting in the assignment, and automatic termination, pursuant to Section 15(a)(4) of the 1940 Act, of the advisory agreement between the Trust, on behalf of the Fund, and RSQ (the "Prior Agreement").

As discussed in greater detail below, at a meeting held on May 17, 2016 (the "May 2016 Meeting"), the Board approved a new investment advisory agreement between the Trust, on behalf of the Fund, and RSQ (the "New Agreement") that would become effective upon shareholder approval. In addition, the Board, including all of the Independent Trustees, unanimously recommended the approval of the New Agreement to the Fund's shareholders. At the May 2016 Meeting, the Board also approved an interim advisory agreement (the "Interim Agreement") between the Trust and RSQ, which became effective at the time of the Transaction, under which RSQ may provide investment advisory services for the Fund for up to 150 days between termination of the Prior Agreement and shareholder approval of the New Agreement. Shareholders of the Fund are not being asked to approve the Interim Agreement. However, in order for RSQ to continue to provide investment advisory services to the Fund following the expiration of the Interim Agreement, shareholders of the Fund must approve the New Agreement.

The Transaction did not result in any changes to the organization or structure of the Fund. You still own the same shares in the Fund. If the New Agreement is approved, RSQ will continue to serve as the Fund's investment adviser, and none of the Fund's other service providers have changed in connection with the Transaction. Under the New Agreement, RSQ will provide the same advisory services to the Fund on the same terms as RSQ provided such services under the Prior Agreement. However, in light of Mr. Younes's departure from the firm, Mr. Junichi Nonami now serves as co-portfolio manager of the Fund with Mr. Pell. The advisory fee rate paid by the Fund to RSQ under the Prior Agreement will remain unchanged under the New Agreement.

If the New Agreement is not approved by shareholders, the Fund will continue to operate under the Interim Agreement until its term expires, and the Board will consider such further action as it deems in the best interests of the shareholders of the Fund which may include resubmitting the New Agreement to shareholders for approval.

REQUIRED VOTE

The New Agreement must be approved by the vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund. Under the 1940 Act, the vote of a "majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of: (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities.

     VOTING AUTHORITY OF RSQ AFFILIATES

As of the Record Date, persons affiliated with RSQ owned 93.73% of the outstanding Institutional Class

Shares and 76.80% of the outstanding Investor Class Shares, and therefore have the ability to control whether the New Agreement is approved.

DESCRIPTION OF THE MATERIAL TERMS OF THE PRIOR AGREEMENT, THE NEW AGREEMENT, AND THE INTERIM AGREEMENT

     MATERIAL TERMS OF THE PRIOR AGREEMENT AND THE NEW AGREEMENT

The Prior Agreement, dated November 20, 2013, was initially approved by the Board for a term of two years on November 20, 2013. The Prior Agreement was approved by the Fund's initial shareholder before the Fund commenced investment operations.

The New Agreement will become effective upon its approval by the Fund's shareholders. The New Agreement is identical to the Prior Agreement, except with respect to the date. Set forth below is a summary of the material terms of the New Agreement. Although the summary of the material terms of the New Agreement below is qualified in its entirety by reference to the form of New Agreement included as Appendix A, shareholders should still read the summary below carefully.

The advisory fee rate under the Prior Agreement and the New Agreement is the same. The Trust will continue to pay RSQ an annual rate of 0.80% of the Fund's average daily net assets for advisory services. In addition, the Fund's operating expenses are not expected to increase as a result of the Transaction or the New Agreement.

The New Agreement would require RSQ to provide the same services as RSQ provided under the Prior Agreement. RSQ shall, subject to the supervision of the Board, regularly provide the Fund with investment research, advice and supervision and shall furnish continuously an investment program for the Fund, consistent with the investment objectives and policies of the Fund.

The New Agreement has the same duration and termination provisions as the Prior Agreement. The New Agreement will have an initial term of two years from its effective date and states that it will continue from year to year so long as its renewal is specifically approved by (a) a majority vote of the Trustees, including a majority of the Trustees who are not parties to the New Agreement and who are not "interested persons" (as defined in the 1940 Act) of any party to the New Agreement, cast in person at a meeting called for the purpose of voting on such approval or (b) vote of a majority of the voting securities of the Fund. It shall automatically terminate in the event of its assignment and may be terminated, without the payment of any penalty, by the Trust, by a vote of the Board or a majority of the outstanding voting securities of the Fund, or by RSQ, in either case upon not more than sixty (60) days' nor less than thirty
(30) days' written notice.

The New Agreement subjects RSQ to the same standard of care and liability to which it was subject under the Prior Agreement.

     INFORMATION ON INVESTMENT ADVISORY FEES PAID

The following table shows: (i) the contractual fees payable to RSQ by the Fund pursuant to the Prior Agreement; (ii) the dollar amount of fees waived by RSQ pursuant to a contractual fee waiver agreement in place for the Fund; and (iii) the dollar amount of advisory fees paid to RSQ by the Fund after waivers, each for the fiscal year ended October 31, 2015:

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CONTRACTUAL FEES         FEES WAIVED BY RSQ         TOTAL FEES PAID TO RSQ AFTER
                                                               WAIVERS
--------------------------------------------------------------------------------
     2015                       2015                            2015
--------------------------------------------------------------------------------
   $407,402                   $237,668                        $169,734
--------------------------------------------------------------------------------

     THE INTERIM AGREEMENT

The Interim Agreement took effect at the time of the Transaction and will continue in effect for a term ending on the earlier of 150 days from the Transaction or such time as shareholders of the Fund approve the New Agreement.

The terms of the Interim Agreement are substantially the same as those of the Prior Agreement, except for the date and certain provisions that are required by law. For example, there is a requirement that fees payable under the Interim Agreement be paid into an interest bearing escrow account. If the Fund's shareholders approve the New Agreement by the end of the 150-day period, the amount in the escrow account (including interest earned) will be paid to RSQ, but if the New Agreement is not so approved, only the lesser of the costs incurred (plus interest earned on that amount while in escrow) or the amount in the escrow account (including interest earned) will be paid to RSQ.

INFORMATION ABOUT RSQ

R Squared Capital Management L.P. is a Delaware limited partnership founded in 2013 to serve as the investment adviser to the Fund. RSQ is an investment management firm with a principal place of business located at 299 Park Avenue, 6th Floor, New York, NY 10171. As of March 31, 2016, RSQ had approximately $39.18 million in assets under management.

Listed below are the names and titles of each principal executive officer of RSQ. The principal business address of each principal executive officer of RSQ is 299 Park Avenue, 6th Floor, New York, NY 10171.

--------------------------------------------------------------------------------
NAME                           POSITION HELD WITH RSQ
--------------------------------------------------------------------------------
Richard Pell                   Co-Founder, Chairman, Chief Executive Officer
--------------------------------------------------------------------------------
Elyse Waldinger                Chief Compliance Officer, Chief Operating Officer
--------------------------------------------------------------------------------
Junichi Nonami                 Chief Investment Officer
--------------------------------------------------------------------------------

RSQ does not advise any other mutual funds with a similar investment objective as the Fund.

BOARD CONSIDERATIONS IN APPROVING THE NEW AGREEMENT

At the May 2016 Meeting, in connection with its approval of the New Agreement, the Board considered materials provided by RSQ and reviewed by the Board in advance of the May 2016 Meeting that detailed, among other things, the terms, conditions and expected timing of the Transaction, the reasons that RSQ was undergoing the Transaction, the implications of the Transaction on RSQ's business and the pre- and post-Transaction structure of RSQ. In recognition of the fact that the Transaction had not been consummated at the time of the May 2016 Meeting and that the Board was being asked to approve RSQ as it was expected to exist after the consummation of the Transaction as the investment adviser to the Fund, the materials provided by RSQ addressed both RSQ as it existed at the time of the May 2016 Meeting and RSQ as it was expected to exist after the consummation of the Transaction. The Board, in considering the New Agreement in the context of the Transaction, relied upon representations from RSQ that: (i) the Transaction was not expected to result in any material changes to the nature, quality and extent of services provided to the Fund by RSQ that are discussed below and (ii) RSQ did not anticipate any material changes to its compliance program or code of ethics in connection with the Transaction.

At the May 2016 Meeting, the Board also considered the terms of the New Agreement and noted that the terms of the New Agreement were identical to those of the Prior Agreement except for the date. The Board also determined that it was reasonable to take into account the conclusions the Board made when considering and evaluating the renewal of the Prior Agreement for RSQ, which occurred at a Board meeting held on November 17, 2015 (the "November 2015 Meeting"), as part of its considerations to approve the New Agreement and recommend the approval of the New Agreement to the Fund's shareholders.

The discussion immediately below outlines the materials and information presented to the Board in connection with the Board's renewal of the Prior Agreement at the November 2015 Meeting, and the conclusions made by the Board when determining to renew the Prior Agreement for an additional one-year term.

In preparation for the November 2015 Meeting, the Trustees requested that RSQ furnish information necessary to evaluate the terms of the Prior Agreement. Prior to the November 2015 Meeting, the Trustees who are not considered "interested persons" (as such term is defined in the 1940 Act) of the Trust (the "Independent Trustees") met to review and discuss the information provided. The Trustees used this information, as well as other information that RSQ and other service providers of the Fund presented or submitted to the Board at the November 2015 Meeting and other meetings held during the prior year, to help them decide whether to renew the Prior Agreement for an additional year.

Specifically, the Board requested and received written materials from RSQ and other service providers of the Fund regarding: (i) the nature, extent and quality of RSQ's services; (ii) RSQ's investment management personnel; (iii) RSQ's operations and financial condition; (iv) RSQ's brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund's advisory fee paid to RSQ and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of RSQ's profitability from its relationship with the Fund, including both direct and indirect benefits accruing to RSQ and its affiliates; (vii) RSQ's potential economies of scale; (viii) RSQ's compliance program, including a description of material compliance matters and material compliance violations; (ix) RSQ's policies on and compliance procedures for personal securities transactions; and
(x) the Fund's performance compared with a peer group of mutual funds and the Fund's benchmark index.

Representatives from RSQ, along with other Fund service providers, presented additional information and participated in question and answer sessions at the November 2015 Meeting to help the Trustees evaluate RSQ's services, fee and other aspects of the Prior Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and RSQ.

At the November 2015 Meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by RSQ and other service providers of the Fund, renewed the Prior Agreement. In considering the renewal of the Prior Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by RSQ; (ii) the investment performance of the Fund and RSQ; (iii) the costs of the services provided and profits realized by RSQ from its relationship with the Fund, including both direct and indirect benefits accruing to RSQ and its affiliates; (iv) the extent to which economies of scale are being realized by RSQ; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

     NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY RSQ

In considering the nature, extent and quality of the services provided by RSQ, the Board reviewed the portfolio management services provided by RSQ to the Fund, including the quality and continuity of RSQ's portfolio management personnel, the resources of RSQ, and RSQ's compliance history and compliance program. The Trustees reviewed the terms of the Prior Agreement. The Trustees also reviewed RSQ's investment and risk management approaches for the Fund. The most recent investment adviser registration form ("Form ADV") for RSQ was provided to the Board, as was the response of RSQ to a detailed series of questions which included, among other things, information about the investment advisory services provided by RSQ to the Fund.

The Trustees also considered other services provided to the Fund by RSQ such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund's investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by RSQ were sufficient to support renewal of the Prior Agreement.

     INVESTMENT PERFORMANCE OF THE FUND AND RSQ

The Board was provided with regular reports regarding the Fund's performance over various time periods, including since its inception. The Trustees also reviewed reports prepared by the Fund's administrator comparing the Fund's performance to its benchmark index and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from RSQ provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Fund's performance was satisfactory, or, where the Fund's performance was materially below its benchmark and/or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by RSQ in an effort to improve the performance of the Fund. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that RSQ had been able to achieve for the Fund were sufficient to support renewal of the Prior Agreement.

     COSTS OF ADVISORY SERVICES, PROFITABILITY AND ECONOMIES OF SCALE

In considering the advisory fee payable by the Fund to RSQ, the Trustees reviewed, among other things, a report of the advisory fee paid to RSQ. The Trustees also reviewed reports prepared by the Fund's administrator comparing the Fund's net and gross expense ratios and advisory fees to those paid by a peer group of mutual funds as classified by Lipper. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by RSQ.

The Trustees reviewed the costs of services provided by and the profits realized by RSQ from its relationship with the Fund, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to RSQ and its affiliates. The Trustees considered how RSQ's profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of RSQ with respect to the management of the Fund were not unreasonable. The Board also considered RSQ's commitment to managing the Fund and its willingness to continue its expense limitation and fee waiver arrangement with the Fund.

The Trustees considered RSQ's views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund's shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by RSQ with respect to economies of scale.

     APPROVAL OF THE NEW AGREEMENT

Based on the Board's deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees' counsel, unanimously concluded that the terms of the New Agreement, including the fees to be paid thereunder, were fair and reasonable and agreed to approve the New Agreement for an initial term of two years and recommend the approval of the New Agreement to the Fund's shareholders. In its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE TO APPROVE THE NEW AGREEMENT.

                             ADDITIONAL INFORMATION

OTHER SERVICE PROVIDERS

SEI Investments Global Funds Services ("SEIGFS") serves as the Fund's administrator. SEI Investments Distribution Co. ("SIDCO") serves as the Fund's distributor and principal underwriter. SEIGFS and SIDCO are located at One Freedom Valley Drive, Oaks, PA 19456.

PAYMENT OF EXPENSES

RSQ or its affiliates will pay the expenses of the preparation, printing and mailing of this proxy statement and its enclosures and of all related solicitations. The Fund will not incur any of these expenses.

COMMISSIONS PAID TO AFFILIATED BROKERS

During the fiscal year ended October 31, 2015, the Fund did not pay any commissions to affiliated brokers.

BENEFICIAL OWNERSHIP OF SHARES

As of the Record Date, the following persons owned of record, or were known by the Trust to own beneficially, more than 5% of the shares of a class of the Fund. On that date, the Trustees and officers of the Fund, together as a group, beneficially owned less than 1% of the Fund's outstanding shares.

--------------------------------------------------------------------------------
RSQ International Equity Fund -- Investor Class Shares
--------------------------------------------------------------------------------
     NAME AND ADDRESS                NUMBER OF SHARES             % OF CLASS
--------------------------------------------------------------------------------
STRAFE & CO                             85,658.631                  75.86%
FBO PELL FAMILY 2012 GST TRUST
P24040001
PO BOX 6924
NEWARK DE 19714-6924
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC                 21,695.517                  19.21%
SPECIAL CUSTODY ACCT
FBO CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RSQ International Equity Fund -- Institutional Class Shares
--------------------------------------------------------------------------------
     NAME AND ADDRESS                NUMBER OF SHARES             % OF CLASS
--------------------------------------------------------------------------------
RICHARD CAMPBELL PELL                2,659,424.054                  56.82%
SUBJECT TO DST TOD RULES
30 GRACE CHURCH ST
RYE NY 10580-3925
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC              2,021,063.524                  43.18%
SPECIAL CUSTODY ACCT
FBO CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151
--------------------------------------------------------------------------------

The information as to beneficial ownership is based on statements furnished to the Fund by the Trustees, and/or on the records of the Trust's transfer agent.

ANNUAL REPORT TO SHAREHOLDERS

For a free copy of the Fund's annual report dated October 31, 2015, which covers the period from November 1, 2014 to October 31, 2015, shareholders of the Fund may call 1-855-355-4RSQ or write to the Fund at: RSQ International Equity Fund, P.O. Box 219009, Kansas City, MO 64121-9009.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Trust is organized as a voluntary association under the laws of the Commonwealth of Massachusetts. As such, the Trust is not required to, and does not, hold annual meetings. Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and By-Laws of the Trust. Shareholders of the Fund who wish to present a proposal for action at a future meeting should submit a written proposal to the Trust for inclusion in a future proxy statement. Submission of a proposal does not necessarily mean that such proposal will be included in the Fund's proxy statement since inclusion in the proxy statement is subject to compliance with certain federal regulations. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

VOTING AND OTHER MATTERS

If you wish to participate in the Meeting, you may vote by mail or telephone, or in person. Your vote is important no matter how many shares you own. At any time before the Meeting, you may change your vote by providing written notice to the Trust, by submitting a subsequent proxy by mail or telephone, or by voting in person at the Meeting. For additional voting information, shareholders should call 1-866-530-8638.

The solicitation of proxies will be largely by mail, but may include telephonic, Internet or oral communication by officers and service providers of the Trust, who will not be paid for these services.

All proxy cards that are properly executed and received in time to be voted at the Meeting will be voted at the Meeting or any adjournment thereof according to the instructions on the proxy card. IF NO CONTRARY DIRECTION IS GIVEN ON AN EXECUTED PROXY CARD, IT WILL BE VOTED FOR THE APPROVAL OF THE NEW AGREEMENT.

If your shares are held of record by a broker-dealer and you wish to vote in person at the Meeting, you should obtain a legal proxy from your broker of record and present it to the Inspector of Elections at the Meeting. The presence in person or by proxy of shareholders of the Fund holding a majority of the total number of votes eligible to be cast by all shareholders of the Fund as of the Record Date constitutes a quorum for the transaction of business at the Meeting. For purposes of determining the presence of a quorum, abstentions or broker non-votes will be counted as present; however, they will have the effect of a vote AGAINST the approval of the New Agreement, because an absolute percentage of affirmative votes is required to approve the New Agreement.

As used above, "broker non-votes" relate to shares that are held of record by a broker-dealer for a beneficial owner who has not given instructions to such broker-dealer. Pursuant to certain rules promulgated by the New York Stock Exchange LLC that govern the voting by such broker-dealers, a broker-dealer holding shares of record for a beneficial owner may not exercise discretionary voting power with respect to certain non-routine matters, including the approval of a new investment management agreement.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the New Agreement are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Except when a quorum is not present at the Meeting, any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. Abstentions and "broker non-votes" will not be counted for or against such proposal to adjourn. The persons named as proxies will vote those proxies that they are entitled to vote FOR the approval of the New Agreement in favor of such an adjournment, and will vote those proxies required to be voted AGAINST the approval of the New Agreement against such an adjournment. RSQ or its affiliates will bear the costs of any adjournment.

No business other than the matter described above is expected to come before the Meeting, but should any other business properly come before the Meeting, the persons named in the enclosed proxy will vote thereon in their discretion.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO VOTE BY MAIL OR TELEPHONE AS EXPLAINED IN THE INSTRUCTIONS INCLUDED ON THE PROXY CARD.

                                                  By Order of the Trustees,

                                                  /s/ Michael Beattie
                                                  -------------------
                                                  Michael Beattie
                                                  President

                                   APPENDIX A

                     FORM OF INVESTMENT ADVISORY AGREEMENT

     INVESTMENT ADVISORY AGREEMENT (the "Agreement") made as of this ___th day of ______, 2016 by and between THE ADVISORS' INNER CIRCLE FUND II (the "Trust"), a Massachusetts voluntary association (commonly known as a business trust) registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and R SQUARED CAPITAL MANAGEMENT L.P. (the "Adviser"), a Delaware limited partnership with its principal place of business at 299 Park Avenue, 6th Floor, New York, NY 10171.

                              W I T N E S S E T H

     WHEREAS, the Board of Trustees (the "Board") of the Trust has selected the Adviser to act as investment adviser to the Trust on behalf of the series set forth on Schedule A to this Agreement (the "Fund"), as such Schedule may be amended from time to time upon mutual agreement of the parties, and to provide certain related services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Trust and the Adviser do hereby agree as follows:

     1.   THE ADVISER'S SERVICES.

          (a) DISCRETIONARY INVESTMENT MANAGEMENT SERVICES. The Adviser shall act as investment adviser with respect to the Fund. In such capacity, the Adviser shall, subject to the supervision of the Board, regularly provide the Fund with investment research, advice and supervision and shall furnish continuously an investment program for the Fund, consistent with the investment objectives and policies of the Fund, as provided to the Adviser in writing. The Adviser shall determine, from time to time, what securities shall be purchased for the Fund, what securities shall be held or sold by the Fund and what portion of the Fund's assets shall be held uninvested in cash, subject always to the provisions of the Trust's Agreement and Declaration of Trust, By-Laws and its registration statement on Form N-1A (the "Registration Statement") under the 1940 Act, and under the Securities Act of 1933, as amended (the "1933 Act"), covering Fund shares, as filed with the Securities and Exchange Commission (the "Commission"), and to the investment objectives, policies and restrictions of the Fund, as each of the same shall be from time to time in effect and provided to the Adviser in writing. To carry out such obligations, the Adviser shall exercise full discretion and act for the Fund in the same manner and with the same force and effect as the Fund itself might or could do with respect to purchases, sales or other transactions in securities, commodity interests, and other investment instruments; as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. No reference in this Agreement to the Adviser having full discretionary authority over the Fund's investments shall in any way limit the right of the Board, in its sole discretion, to establish or revise policies in connection with the management of the Fund's assets or to otherwise exercise its right to control the overall management of the Fund.

          (b) COMPLIANCE. The Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended (the "Advisers Act"), the 1933 Act, the

     Securities Exchange Act of 1934, as amended (the "1934 Act"), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. The Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented and provided to the Adviser in writing, of the Fund, and with any policies, guidelines, instructions and procedures approved by the Board and provided to the Adviser in writing. In selecting the Fund's portfolio securities and performing the Adviser's obligations hereunder, the Adviser shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. The Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing. No supervisory activity undertaken by the Board shall limit the Adviser's full responsibility for any of the foregoing.

          (c) PROXY VOTING. The Board has the authority to determine how proxies with respect to securities that are held by the Fund shall be voted, and the Board has initially determined to delegate the authority and responsibility to vote proxies for the Fund's securities to the Adviser. So long as proxy voting authority for the Fund has been delegated to the Adviser, the Adviser shall exercise its proxy voting responsibilities. The Adviser shall carry out such responsibility in accordance with any instructions that the Board shall provide from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and its fiduciary responsibilities to the Fund. The Adviser shall provide periodic reports and keep records relating to proxy voting as the Board may reasonably request or as may be necessary for the Fund to comply with the 1940 Act and other applicable law. Any such delegation of proxy voting responsibility to the Adviser may be revoked or modified by the Board at any time.

     The Adviser is authorized to instruct the Fund's custodian and/or broker(s) to forward promptly to the Adviser or to its designated service provider copies of all proxies and shareholder communications relating to securities held in the portfolio of a Fund (other than materials relating to legal proceedings against the Fund). The Adviser may also instruct the Fund's custodian and/or broker(s) to provide reports of holdings in the portfolio of the Fund. The Adviser has the authority to engage a service provided to assist with administrative functions related to voting Fund proxies. The Trust shall direct the Fund's custodian and/or broker(s) to provide any assistance requested by the Adviser in facilitating the use of a service provider. In no event shall the Adviser have any responsibility to vote proxies that are not received on a timely basis. The Trust acknowledges that the Adviser, consistent with the Adviser's written proxy voting policies and procedures, may refrain from voting a proxy if, in the Adviser's discretion, refraining from voting would be in the best interests of the Fund and its shareholders.

          (d) RECORDKEEPING. The Adviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Fund, except as specifically provided herein or as may be necessary for the Adviser to supply to the Trust or its Board the information required to be supplied under this Agreement.

     The Adviser shall maintain separate books and detailed records pertaining to Fund assets advised by the Adviser required by Rule 31a-1(f) under the 1940 Act (other than those records being maintained by any administrator, custodian or transfer agent appointed by the Fund) relating to its responsibilities provided hereunder with respect to the Fund, and shall preserve such records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (the "Fund Books and Records"). The Fund Books and Records shall be delivered to the Trust upon the termination of this Agreement and shall be available to the Board during the Adviser's normal business hours.

          (e) HOLDINGS INFORMATION AND PRICING. The Adviser shall provide [quarterly/monthly] reports to the Trust regarding Fund holdings, and may, on its own initiative, furnish the Trust and its Board from time to time with whatever information the Adviser believes is appropriate for this purpose. The Adviser agrees to notify the Trust promptly if the Adviser reasonably believes that the value of any security held by the Fund may not reflect fair value. The Adviser agrees to provide upon request any pricing information of which the Adviser is aware to the Trust, its Board and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the Trust's valuation procedures for the purpose of calculating the Fund's net asset value in accordance with procedures and methods established by the Board, and provided to the Adviser in writing.

          (f) COOPERATION WITH AGENTS OF THE TRUST. The Adviser agrees to cooperate with and provide reasonable assistance to the Trust, any Trust custodian or foreign sub-custodians, any Trust pricing agents and all other agents and representatives of the Trust with respect to such information regarding the Fund as such entities may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations. The Adviser shall not be responsible for any act or omission of any third party, including, without limitation, any administrator, distributor, custodian, or transfer agent for the Fund, or the Trust.

          (g) SERVICES NOT EXCLUSIVE. The services of the Adviser rendered to the Fund are not exclusive. The Adviser may now and in the future manage other investment accounts, including accounts with investment objectives and/or investment strategies identical or similar to those of the Fund ("Similar Accounts"). Nothing in this Agreement restricts Adviser from managing Similar Accounts, entering into other investment management, advisory, or similar relationships, or otherwise dealing with any securities for the account of any other client; provided that the Adviser treats the Fund fairly and allocates investment opportunities in a manner consistent with its fiduciary obligations to the Fund. The Trust acknowledges and agrees that: (i) such activities may involve substantial time and/or resources of the Adviser; (ii) the Adviser may charge fees which differ from the fees to be paid to the Adviser hereunder; and (iii) the Adviser makes no representations, warranties or guarantees that investment results will be the same for all clients or accounts managed by the Adviser or that the investment results of the Fund will be the same as, or better than, the investment results of Similar Accounts or other accounts that are managed by the Adviser.

     2. CODE OF ETHICS. The Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it has provided to the Trust. The Adviser has implemented procedures reasonably designed to ensure that its Access Persons (as defined in the Adviser's Code of Ethics) comply in all material respects with the Adviser's Code of Ethics, as in effect from time to time. Upon request, the Adviser shall provide the Trust with a (i) copy of the Adviser's current Code of Ethics, as in effect from time to time, and (ii) certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Adviser's Code of Ethics. Annually, the Adviser shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Adviser's Code of Ethics to the Trust's

Board. The Adviser shall respond to requests for information from the Trust as to violations of the Code by Access Persons and the sanctions imposed by the Adviser. The Adviser shall immediately notify the Trust of any material violation of the Code, whether or not such violation relates to a security held by the Fund.

     3. INFORMATION AND REPORTING. The Adviser shall provide the Trust and its officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Trust may from time to time reasonably request.

          (a) NOTIFICATION OF BREACH / COMPLIANCE REPORTS. The Adviser shall notify the Trust's chief compliance officer promptly upon detection of (i) any material failure to manage the Fund in accordance with its investment objectives and policies provided to the Adviser in writing or any applicable law; or (ii) any material breach of any of the Fund's or policies, guidelines or procedures provided to the Adviser in writing, or the Adviser's policies, guidelines or procedures as they relate to the management of the Fund. In addition, the Adviser shall provide a quarterly report to the Trust regarding the Fund's compliance with such investment objectives and policies, applicable law, including, but not limited to the 1940 Act and Subchapter M of the Code. The Adviser agrees to seek to correct any such failure promptly, subject to orderly disposition of assets by the Adviser in its sole discretion, and to take such further action that the Board may reasonably request in connection with any such breach. Upon request, the Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act. The Adviser will promptly notify the Trust in the event (i) the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which the Fund is a member of the plaintiff class by reason of the Fund's ownership of shares in the defendant) or the compliance by the Adviser with the federal or state securities laws or (ii) an actual change in control of the Adviser resulting in an "assignment" (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.

          (b) BOARD AND FILINGS INFORMATION.  The Adviser will provide the
     Trust with any information reasonably requested regarding its management of the Fund required for any meeting of the Board, or for any shareholder report, Form N-CSR, Form N-Q, Form N-PX, Form N-SAR, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the Commission. The Adviser will make its officers and employees available to meet with the Board from time to time on due notice to review its investment management services to the Fund in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

          (c) TRANSACTION INFORMATION. The Adviser shall furnish to the Trust such information concerning portfolio transactions of the Fund as may be necessary to enable the Trust or its designated agent to perform such compliance testing on the Fund and the Adviser's services as the Trust may, in its sole discretion, determine to be appropriate. The provision of such information by the Adviser to the Trust or its designated agent in no way relieves the Adviser of its own responsibilities under this Agreement.

     4. BROKERAGE.

          (a) PRINCIPAL TRANSACTIONS. In connection with purchases or sales of securities for the account of the Fund, neither the Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act.

          (b) PLACEMENT OF ORDERS. The Adviser shall arrange for the placing of all orders for the purchase and sale of securities for the Fund's account with brokers or dealers selected by the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser shall seek for the Fund the most favorable execution available under the circumstances. It is also understood that it is desirable for the Fund that the Adviser have access to brokerage and research services provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers, consistent with section 28(e) of the 1934 Act and any Commission staff interpretations thereof. Therefore, the Adviser is authorized to place orders for the purchase and sale of securities for the Fund with such brokers, subject to review by the Board from time to time to determine whether such commissions, paid over representative periods of time, were reasonable in relation to the services and benefits provided to the Fund. It is understood that the services provided by such brokers may be useful to the Adviser in connection with its or its affiliates' services to other clients.

          (c) AGGREGATED TRANSACTIONS. On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Adviser, the Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased. In such event, the Adviser will allocate securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances.

          (d) AFFILIATED BROKERS. The Adviser or any of its affiliates may act as broker in connection with the purchase or sale of securities or other investments for the Fund, subject to: (a) the requirement that the Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Fund's current Registration Statement; (b) the provisions of the 1940 Act; (c) the provisions of the Advisers Act; (d) the provisions of the 1934 Act; and (e) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Adviser or its affiliates may receive brokerage commissions, fees or other remuneration from the Fund for these services in addition to the Adviser's fees for services under this Agreement.

     5. CUSTODY. Nothing in this Agreement shall permit the Adviser to take or receive physical possession of cash, securities or other investments of the Fund.

     6. ALLOCATION OF CHARGES AND EXPENSES. The Adviser will bear its own costs of providing services hereunder. Other than as herein specifically indicated, the Adviser shall not be responsible for the Fund's expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments.

     7. REPRESENTATIONS, WARRANTIES AND COVENANTS.

          (a) PROPERLY REGISTERED. The Adviser is registered as an investment adviser under the Advisers Act, and will remain so registered for the duration of this Agreement. The Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Adviser, there is no proceeding or investigation that is reasonably likely to result in the Adviser being prohibited from performing the services contemplated by this Agreement. The Adviser agrees to promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company. The Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.

          (b) ADV DISCLOSURE. The Adviser has provided the Trust with a copy of its Form ADV Part 1 as most recently filed with the SEC and its current
     Part 2.A, if required to be filed with the SEC and will, promptly after filing any amendment to its Form ADV with the SEC updating its Part 2.A, furnish a copy of such amendments or updates to the Trust. The information contained in the Adviser's Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

          (c) FUND DISCLOSURE DOCUMENTS. The Adviser has reviewed, and will in the future review, the Registration Statement, summary prospectus, prospectus, statement of additional information, periodic reports to shareholders, reports and schedules provided to the Adviser and filed with the Commission (including any amendment, supplement or sticker to any of the foregoing) and advertising and sales material relating to the Fund provided by the Adviser (collectively the "Disclosure Documents") and represents and warrants, with respect to disclosure regarding the Adviser and the investment strategy employed by the Adviser in managing the Fund, that such Disclosure Documents contain or will contain no untrue statement of any material fact and do not and will not omit any statement of material fact required to be stated therein or necessary to make the statements therein not misleading.

          (d) USE OF THE NAME "R SQUARED" OR "RSQ." The Adviser has the right to use the name "R Squared" or "RSQ" in connection with its services to the Trust and that, subject to the terms set forth in Section 8 of this Agreement, the Trust shall have the right to use the name "R Squared" or "RSQ" in connection with the management and operation of the Fund. The Adviser is not aware of any threatened or existing actions, claims, litigation or proceedings that would adversely affect or prejudice the rights of the Adviser or the Trust to use the name "R Squared" or "RSQ."

          (e) INSURANCE. The Adviser maintains errors and omissions insurance coverage in an amount it deems appropriate, and shall provide prior written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, the Adviser shall, upon reasonable request, provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

          (f) CONFLICTS. The Adviser shall act honestly, in good faith and in the best interests of the Trust including requiring any of its personnel with knowledge of Fund activities to place the interest of the Fund first, ahead of their own interests, in all personal trading scenarios that may involve a conflict of interest with the Fund, consistent with its fiduciary duties under applicable law and its Code of Ethics.

          (g) REPRESENTATIONS. The representations and warranties in this
     Section 7 shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a), whether or not specifically referenced in such report.

     8. THE NAME "RSQ." The Adviser grants to the Trust a license to use the name "RSQ" (the "Name") as part of the name of the Fund. The foregoing authorization by the Adviser to the Trust to use the Name as part of the name of the Fund is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Trust acknowledges and agrees that, as between the Trust and the Adviser, the Adviser has the right to use, or authorize others to use, the Name. The Trust shall (1) only use the Name in a manner consistent with uses approved by the Adviser; (2) use its best efforts to maintain the quality of the services offered using the Name; (3) adhere to such other specific quality control standards as the Adviser may from time to time promulgate. At the request of the Adviser, the Trust will (a) submit to Adviser representative samples of any promotional materials using the Name; and (b) change the name of the Fund within three months of its receipt of the Adviser's request, or such other shorter time period as may be required under the terms of a settlement agreement or court order, so as to eliminate all reference to the Name and will not thereafter transact any business using the Name in the name of the Fund; provided, however, that the Trust may continue to use beyond such date any supplies of prospectuses, marketing materials and similar documents that the Trust had on the date of such name change in quantities not exceeding those historically produced and used in connection with such Fund.

     9. ADVISER'S COMPENSATION. The Fund shall pay to the Adviser, as compensation for the Adviser's services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof. Such fee shall be computed daily and paid not less than monthly in arrears by the Fund.

     The method for determining net assets of the Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Fund's prospectus. In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

     10. INDEPENDENT CONTRACTOR. In the performance of its duties hereunder, the Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust or the Fund in any way or otherwise be deemed to be an agent of the Trust or the Fund. If any occasion should arise in which the Adviser gives any advice to its clients concerning the shares of the Fund, the Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

     11. ASSIGNMENT AND AMENDMENTS. This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in section 2(a)(4) of the 1940 Act); provided that such termination shall not relieve the Adviser of any liability incurred hereunder.

     This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

     12. DURATION AND TERMINATION.

     This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 12(c) and unless terminated automatically as set forth in
Section 11 hereof or until terminated as follows:

          (a) The Trust may cause this Agreement to terminate either (i) by vote of its Board or (ii) with respect to the Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund, in either case by not more than sixty (60) days' nor less than thirty (30) days' written notice delivered or mailed by registered mail, postage prepaid, to the Trust; or

          (b) The Adviser may at any time terminate this Agreement by not more than sixty (60) days' nor less than thirty (30) days' written notice delivered or mailed by registered mail, postage prepaid, to the Trust; or

          (c) This Agreement shall automatically terminate two years from the date of its execution unless its renewal is specifically approved at least annually thereafter by (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not interested persons of the Trust or the Adviser, at a meeting called for the purpose of voting on such approval; or (ii) the vote of a majority of the outstanding voting securities of the Fund; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Adviser may continue to serve hereunder as to the Fund in a manner consistent with the 1940 Act and the rules and regulations thereunder; and

          (d) Termination of this Agreement pursuant to this Section shall be without payment of any penalty.

          In the event of termination of this Agreement for any reason, the Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Fund and with respect to any of its assets, except as otherwise required by any fiduciary duties of the Adviser under applicable law. In addition, the Adviser shall deliver the Fund Books and Records to the Trust by such means and in accordance with such schedule as the Trust shall direct and shall otherwise cooperate, as reasonably directed by the Trust, in the transition of portfolio asset management to any successor of the Adviser.

     13. CERTAIN DEFINITIONS. For the purposes of this Agreement:

          (a) "Affirmative vote of a majority of the outstanding voting securities of the Fund" shall have the meaning as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

          (b) "Interested persons" and "Assignment" shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

     14. LIABILITY OF THE ADVISER.

          (a) Notwithstanding any other provision of this Agreement, the Adviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of statements in the Fund's Disclosure Documents solely to the extent such statements relate to disclosure regarding the Adviser and the investment strategy employed by the Adviser in managing the Fund, and provided that any changes to such disclosure are first acknowledged by the Adviser in writing.

          (b) The Adviser shall be liable to the Fund for any loss (including transaction costs) incurred by the Fund as a result of any investment made by the Adviser in contravention of: (i) any investment policy, guideline or restriction set forth in the Registration Statement or as approved by the Board from time to time and provided to the Adviser; or (ii) applicable law, including but not limited to the 1940 Act and the Code (including but not limited to the Fund's failure to satisfy the diversification or source of income requirements of Subchapter M of the Code) (the investments described in this subsection (b) collectively are referred to as "Improper Investments").

          (c) Subject to the provisions of Section 3(a) and 14(a) of this Agreement, the Adviser shall indemnify and hold harmless the Trust, each affiliated person of the Trust within the meaning of Section 2(a)(3) of the 1940 Act, and each person who controls the Trust within the meaning of
     Section 15 of the 1933 Act (any such person, an "Indemnified Party") against any and all losses, claims, damages, expenses or liabilities (including the reasonable cost of investigating and defending any alleged loss, claim, damage, expense or liability and reasonable counsel fees incurred in connection therewith) to which any such person may become subject under the 1933 Act, the 1934 Act, the 1940 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions in respect thereof) that are a direct result of: (i) a breach by the Adviser of this Agreement or of the representations and warranties made by the Adviser herein; (ii) any Improper Investment; (iii) any untrue statement or alleged untrue statement of a material fact related to the management of the Fund's investment portfolio contained in any Disclosure Document or the omission or alleged omission from a Disclosure Document of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (iv) the Adviser's performance or non-performance of its duties hereunder; provided, however, that nothing herein shall be deemed to protect any Indemnified Party who is a Trustee or officer of the Trust against any liability to the Trust or to its shareholders to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Trust.

     15. ENFORCEABILITY. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

     16. LIMITATION OF LIABILITY. The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of the affected Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities. The Trust's Certificate of Trust, as amended from time to time, is on file in the Office of the Secretary of State of the Commonwealth of Massachusetts. Such Certificate of Trust and the Trust's Agreement and Declaration of Trust describe in detail the respective responsibilities and limitations on liability of the Trustees, officers, and holders of shares of beneficial interest.

     17. CHANGE IN THE ADVISER'S OWNERSHIP. The Adviser agrees that it shall notify the Trust of any anticipated or otherwise reasonably foreseeable change in the ownership of the Adviser within a reasonable time prior to such change being effected.

     18. JURISDICTION. This Agreement shall be governed by and construed in accordance with the substantive laws of Commonwealth of Massachusetts and the Adviser consents to the jurisdiction of courts, both state or federal, in Massachusetts, with respect to any dispute under this Agreement.

     19. PARAGRAPH HEADINGS. The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement and shall not affect its construction.

     20. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

                                   THE ADVISORS' INNER CIRCLE FUND II,
                                   on behalf of the Fund(s) listed on Schedule A

                                   By:
                                     -------------------------
                                        Name:  Michael Beattie
                                        Title: President

                                   R SQUARED CAPITAL MANAGEMENT L.P.

                                   By:
                                     -------------------------
                                        Name:
                                        Title:

                                   SCHEDULE A
                                     TO THE
                         INVESTMENT ADVISORY AGREEMENT
                        DATED ____________, 2016 BETWEEN
                       THE ADVISORS' INNER CIRCLE FUND II
                                      AND
                       R SQUARED CAPITAL MANAGEMENT, L.P.

The Trust will pay to the Adviser as compensation for the Adviser's services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the Fund in accordance the following fee schedule:

FUND                                                                       RATE
----                                                                       ----
RSQ International Equity Fund ........................................... 0.80%

                                                                      ----------
                                                                      PROXY CARD
                                                                      ----------


[GRAPHIC OMITTED]                                  RSQ INTERNATIONAL EQUITY FUND
                                  A SERIES OF THE ADVISORS' INNER CIRCLE FUND II

                                         SIGN, DATE AND VOTE ON THE REVERSE SIDE
                                         -------------------------------------->

Your vote is important no matter how                PROXY VOTING OPTIONS
  many shares you own. PLEASE CAST
        YOUR PROXY VOTE TODAY!



                                   [GRAPHIC OMITTED]     1. MAIL your signed and
                                                            voted proxy back in
                                                            the POSTAGE PAID
                                                            ENVELOPE provided.

SHAREHOLDER NAME

                                   [GRAPHIC OMITTED]     2. By PHONE with a LIVE
                                                            OPERATOR when you
                                                            call toll-free
                                                            1-866-530-8638
                                                            Monday through
                                                            Friday 9 a.m. to
                                                            10 p.m. Eastern
                                                            time.


                  PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 27, 2016

The undersigned shareholder of RSQ International Equity Fund (the "Fund"), a series of The Advisors' Inner Circle Fund II (the "Trust"), revoking previous proxies, hereby nominates, constitutes and appoints each of Michael Beattie and Dianne Descoteaux, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of SEI Investments Company, One Freedom Valley Drive, Oaks, PA 19456 on June 27, 2016, at 10:00 a.m., Eastern time and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as indicated herein, and in their discretion upon any other business that may properly come before the meeting and any and all adjournments thereof.

THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF A COPY OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT.

DO YOU HAVE QUESTIONS?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (866) 530-8638. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JUNE 27, 2016. A copy of the Proxy Statement is available at: www.proxyonline.com/docs/rsqinternational.pdf.

--------------------------------------------------------------------------------
[PROXY ID NUMBER HERE]             [BAR CODE HERE]                  [CUSIP HERE]
--------------------------------------------------------------------------------

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
                                                                                                                          ----------
RSQ INTERNATIONAL EQUITY FUND                                                                                             PROXY CARD
A SERIES OF THE ADVISORS' INNER CIRCLE FUND II                                                                            ----------


YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as name(s) appear(s) on the records                         ____________________________________________________
of the Fund. One or more joint owners should sign personally.                   SIGNATURE (AND TITLE IF APPLICABLE)             DATE
Trustees and other representatives should indicate the
capacity in which they sign, and where more than one name                       ____________________________________________________
appears, a majority must sign. If a corporation or another                      SIGNATURE (IF HELD JOINTLY)                     DATE
entity, the signature should be that of an authorized officer who should state his or her full title.

------------------------------------------------------------------------------------------------------------------------------------

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUST'S BOARD OF TRUSTEES.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

THE TRUST'S BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

To vote, mark one box in blue or black ink. Example: O

------------------------------------------------------------------------------------------------------------------------------------
                                                                                FOR                    AGAINT                ABSTAIN
------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL:

1.  To approve a new investment advisory agreement between the
    Trust, on behalf of the Fund, and R Squared Capital Management               O                        O                      O
    L.P.

                    YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE SIGN AND DATE THIS PROXY AND
                                             RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.


                                                       THANK YOU FOR VOTING


------------------------------------------------------------------------------------------------------------------------------------
[PROXY ID NUMBER HERE]                                   [BAR CODE HERE]                                                [CUSIP HERE]
------------------------------------------------------------------------------------------------------------------------------------
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